UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - February 2, 2022

INVITATION HOMES INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Main Street, Suite 2000

Dallas TX 75201

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Invitation Homes Inc.’s (the “Company”) commitment to good corporate governance practices, the Board of Directors of the Company (the “Board”) has determined to adopt proxy access, which can be effected by unilateral Board action through an amendment to the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). On February 2, 2022, the Company amended the Amended and Restated Bylaws, effective immediately, in order to implement proxy access and other modernizing amendments.

The proxy access provisions are set forth in the Amended and Restated Bylaws primarily in a new Section 16 of Article II. The proxy access provisions permit an eligible stockholder, or a group of up to 20 eligible stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate for inclusion in the Company’s proxy materials for an annual meeting of stockholders director nominees constituting not more than 20% of the total number of directors then serving on the Board, subject to the additional terms, conditions, and requirements set forth in the Amended and Restated Bylaws. The Board also approved modifications to the advance notice of stockholder nomination procedures in Section 11 of Article II of the Amended and Restated Bylaws and other conforming amendments to align with the proxy access provisions.

Additionally, the Board approved amendments to modernize the Amended and Restated Bylaws, by deleting references to that certain Stockholders Agreement, dated as of January 31, 2017, which is no longer in effect.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Invitation Homes Inc., dated as of February 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
Name:	Mark A. Solls
Title:	Executive Vice President, Secretary and Chief Legal Officer

Date: February 2, 2022